SUMMARY OF SIGNIFICANT ACCOUNTING (POLICIES)	12 Months Ended
Dec. 31, 2012
Significant Accounting Policies [Abstract]
Basis Of Presentation [Policy Text Block]

Basis of Presentation

The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the financial position of MLOA and its results of operations and cash flows for the periods presented.

The years “2012”, “2011” and “2010” refer to the years ended December 31, 2012, 2011 and 2010, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

Revision Of Prior Period Financial Statements Policy [Policy Text Block]

Revision of Prior Period Financial Statements

During the year ended 2012, MLOA's management identified a pre-tax $31 million ($20 million post-tax) overpayment related to its intercompany commission expenses with AXA Network resulting in an overstatement of commissions and other operating costs and expenses and a net $6 million pre-tax ($4 million post-tax) of overstatement of initial fee liability and understatement of deferred policy acquisition costs (“DAC”) amortization for the years 2011 and 2010. MLOA's management does not believe these overpayments and the impact of revisions to initial fee liability and amortization of DAC to be material to MLOA's results of operations, financial position, or cash flows for any of MLOA's previously filed annual financial statements. As the correction due to the overpayment would be material to the results of operations and cash flows for 2012, MLOA's Statements of Earnings and Statements of Cash Flows for the years ended 2011 and 2010 and Balance sheet as of December 31, 2011, included herein have been revised.

The following table presents the effects of the revision to MLOA's previously reported balance sheets:

	As Previously Reported	Adjustment	As Adjusted

December 31, 2011:	(In Millions)

Assets:
Deferred policy acquisition costs	$228	$(4)	$224
Liabilities:
Future policy benefits and other
policyholders liabilities	$390	$(10)	$380
Other liabilities	43	(31)	12
Current and deferred income taxes	134	13	147
Equity:
Retained earnings	113	24	137
Total shareholder's equity	685	24	709

The following table presents the effects of the revision to MLOA's previously reported statements of earnings (loss):

	As Previously
	Reported	Adjustment	As Adjusted

Year Ended December 31, 2011:	(In Millions)
Revenues:
Universal life and investment-type product
policy fee income	$117	$6	$123
Benefits and Other Deductions:
Commissions	45	(12)	33
Amortization of deferred policy acquisition costs
and value of business acquired	(14)	2	(12)
Other operating costs and expenses	35	(6)	29
Earnings (loss), before income taxes	64	22	86
Income tax (expense) benefit	5	(7)	(2)
Net earnings (loss)	69	15	84

Year Ended December 31, 2010:
Revenues:
Universal life and investment-type product
policy fee income	$118	$4	$122
Benefits and Other Deductions:
Commissions	35	(8)	27
Amortization of deferred policy acquisition costs
and value of business acquired	41	2	43
Other operating costs and expenses	30	(3)	27
Earnings (loss), before income taxes	(37)	13	(24)
Income tax (expense) benefit	14	(5)	9
Net earnings (loss)	(23)	8	(15)

The following table presents the effects of the revision to MLOA's previously reported statements of cash flows:

	As Previously
	Reported	Adjustment	As Adjusted

	(In Millions)
Year Ended December 31, 2011:
Cash flows from operating activities:
Net earnings	$69	$15	$84
Universal life and investment-type product
policy fee income	(117)	(6)	(123)
Change in deferred policy acquisition costs
and value of business acquired	(49)	2	(47)
Change in current and deferred income taxes	11	7	18
Other, net	0	(18)	(18)

Year Ended December 31, 2010:
Cash flows from operating activities:
Net earnings	$(23)	$8	$(15)
Universal life and investment-type product
policy fee income	(118)	(4)	(122)
Change in deferred policy acquisition costs
and value of business acquired	12	2	14
Change in current and deferred income taxes	(13)	5	(8)
Other, net	10	(11)	(1)

Retospective Adoption And Adoption Of New Accounting Pronouncements [Policy Text Block]

Retrospective Adoption of Accounting Pronouncements

In October 2010, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance was effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. MLOA adopted this guidance effective January 1, 2012, and applied the retrospective method of adoption.

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to MLOA's previously reported balance sheets:

	As Previously Reported
	and Adjusted Herein	Adjustment	As Adjusted

December 31, 2011:	(In Millions)

Assets:
Deferred policy acquisition costs	$224	$(52)	$172
Liabilities:
Current and deferred income taxes	147	(18)	129
Equity:
Retained earnings	137	(34)	103
Total shareholder's equity	709	(34)	675

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to MLOA's previously reported statements of earnings (loss):

	As Previously Reported
	and Adjusted Herein	Adjustment	As Adjusted

Year Ended December 31, 2011:	(In Millions)
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs
and value of business acquired	$(12)	$0	$(12)
Capitalization of deferred policy acquisition costs	(35)	10	(25)
Earnings (loss), before income taxes	86	(10)	76
Income tax (expense) benefit	(2)	3	1
Net earnings (loss)	84	(7)	77

Year Ended December 31, 2010:
Benefits and Other Deductions:
Amortization of deferred policy acquisition costs
and value of business acquired	$43	$(2)	$41
Capitalization of deferred policy acquisition costs	(29)	8	(21)
Earnings (loss), before income taxes	(24)	(6)	(30)
Income tax (expense) benefit	9	2	11
Net earnings (loss)	(15)	(4)	(19)

The following table presents the effects of the retrospective application of the adoption of such new accounting guidance to MLOA's previously reported statements of cash flows:

	As Previously Reported
	and Adjusted Herein	Adjustment	As Adjusted

	(In Millions)
Year Ended December 31, 2011:
Cash flows from operating activities:
Net earnings	$84	$(7)	$77
Change in deferred policy acquisition costs
and value of business acquired	(47)	10	(37)
Change in current and deferred income taxes	18	(3)	15

Year Ended December 31, 2010:
Cash flows from operating activities:
Net earnings	$(15)	$(4)	$(19)
Change in deferred policy acquisition costs
and value of business acquired	14	6	20
Change in current and deferred income taxes	(8)	(2)	(10)

Adoption of New Accounting Pronouncements

In September 2011, the FASB issued new guidance on testing goodwill for impairment.  The guidance is intended to reduce the cost and complexity of the annual goodwill impairment test by providing entities with the option of performing a "qualitative" assessment to determine whether further impairment testing is necessary. The guidance was effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted for certain companies. Implementation of this guidance did not have a material impact on MLOA's financial statements.

In June 2011, the FASB issued new guidance to amend the existing alternatives for presenting Other comprehensive income (loss) (“OCI”) and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance was effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, MLOA currently presents items of net earnings (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the statement of earnings (loss).

In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and International Financial Reporting Standards (“IFRS”). The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance was effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Implementation of this guidance did not have a material impact on MLOA's financial statements.

In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring (“TDR”). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

  Consider the receivable impaired when calculating the allowance for credit losses; and

  Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on MLOA's financial statements.

In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses.  These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans.  Several new terms critical to the application of these disclosures, such as “portfolio segments” and “classes”, were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information.  Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010, have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption.  Implementation of the effective guidance did not have a material impact on MLOA's financial statements.

In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

Future Adoption Of New Accounting Pronouncements [Policy Text Block]

Future Adoption of New Accounting Pronouncements

In February 2013, the FASB issued new guidance to improve the reporting of reclassifications out of accumulated other comprehensive income (loss) (“AOCI”). The amendments in this guidance require an entity to report the effect of significant reclassifications out of AOCI on the respective line items in the statement of earnings (loss) if the amount being reclassified is required to be reclassified in its entirety to net earnings (loss). For other amounts that are not required to be reclassified in their entirety to net earnings in the same reporting period, an entity is required to cross-reference other disclosures that provide additional detail about those amounts. The guidance requires disclosure of reclassification information either in the notes or the face of the financial statements provided the information is presented in one location. This guidance is effective for interim and annual periods beginning after December 31, 2012. Management does not expect that implementation of this guidance will have a material impact on MLOA's financial statements.

In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by IFRS. The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. In January 2013, the FASB issued new guidance limiting the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on MLOA's financial statements.

Investment [Policy Text Block]

Investments

The carrying values of fixed maturities classified as available-for-sale (“AFS”) are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts (“REIT”), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

MLOA determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments (“OTTI”). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Investments Under Surveillance (“IUS”) Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

Policy loans are stated at unpaid principal balances.

Partnerships and joint venture interests that MLOA has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of variable interest entities (“VIE”) are consolidated. Those that MLOA does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported in Other assets. MLOA records its interest in certain of these partnerships on a one quarter lag basis.

Equity securities, which include common stock and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in Other invested assets with changes in fair value reported in OCI.

Units in AllianceBernstein L.P. (“AllianceBernstein”), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the financial statements on a trade date basis.

Valuation Allowances for Mortgage Loans [Policy Text Block]

Valuation Allowances for Mortgage Loans:

For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

  Loan-to-value ratio – Derived from current loan balance divided by the fair market value of the property.  An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%.   In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

  Debt service coverage ratio – Derived from actual net operating income divided by annual debt service.  If the ratio is below 1.0x, then the income from the property does not support the debt.

  Occupancy – Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

  Lease expirations – The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio.  In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

  Maturity – Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

  Borrower/tenant related issues – Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

  Payment status – current vs. delinquent – A history of delinquent payments may be a cause for concern.

  Property condition – Significant deferred maintenance observed during Lender's annual site inspections.

  Other – Any other factors such as current economic conditions may call into question the performance of the loan.

Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2012 and 2011, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $6 million and $7 million for commercial and $0 million and $0 million for agricultural, respectively.

Loans and Leases Receivable, Troubled Debt Restructuring Policy [Policy Text Block]

Troubled Debt Restructuring

When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

Derivatives [Policy Text Block]	Derivatives MLOA uses equity options to hedge its exposure to equity linked and commodity indexed crediting rates on certain universal variable life products.
Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses) [Policy Text Block]

Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by MLOA are accounted for as a separate component of AOCI, net of related deferred income taxes and amounts attributable to DAC and value of business acquired (“VOBA”) related to variable life and investment-type products.

Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

Fair Value of Other Financial Instruments [Policy Text Block]

Fair Value of Financial Instruments

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1       Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2       Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3       Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

MLOA defines fair value as the unadjusted quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, MLOA often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, MLOA either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ widely accepted internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness.

At December 31, 2012 and 2011, respectively, the fair value of public fixed maturities is approximately $1,557 million and $1,528 million or approximately 40.9% and 42.1% of MLOA's total assets measured at fair value on a recurring basis (excluding guaranteed minimum income benefits (“GMIB”) reinsurance contracts measured at fair value on a recurring basis). The fair values of MLOA's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which MLOA maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, MLOA ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, MLOA may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which MLOA's own assumptions about market-participant inputs would be used in pricing the security.

At December 31, 2012 and 2011, respectively, the fair value of private fixed maturities is approximately $469 million and $439 million or approximately 12.3% and 12.1% of MLOA's total assets measured at fair value on a recurring basis. The fair values of MLOA's private fixed maturities, which primarily are comprised of investments in private placement securities generally are determined using a discounted cash flow model. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate unobservable inputs, which reflect MLOA's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

At December 31, 2012 and 2011, respectively, investments classified as Level 1 comprise approximately 47.4% and 45.9% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

At December 31, 2012 and 2011, respectively, investments classified as Level 2 comprise approximately 50.6% and 52.2% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2012 and 2011, respectively, approximately $20 million and $28 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

At December 31, 2012 and 2011, respectively, investments classified as Level 3 comprise approximately 2.0% and 1.9% of assets measured at fair value on a recurring basis and primarily include corporate debt securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2012 and 2011, respectively, were approximately $0 million and $0 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. MLOA applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $41 million and $35 million of mortgage- and asset-backed securities, including commercial mortgage-backed securities (“CMBS”), are classified as Level 3 at December 31, 2012 and 2011, respectively. At December 31, 2012, MLOA continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities.  In applying this valuation methodology, MLOA adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third party service whose process placed significant reliance on market trading activity.

Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the GMIB reinsurance contract asset incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. The credit risks of the counterparty and of MLOA are considered in determining the fair values of its GMIB reinsurance contract asset, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, MLOA made no adjustment to reduce the fair value of its GMIB asset at December 31, 2012 and 2011 to recognize incremental counterparty non-performance risk.

Fair values for commercial mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

The fair values for MLOA's supplementary contracts not involving life contingencies (“SCNILC”), single premium deferred annuities and certain annuities, which are included in Policyholder's account balances, are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates.

Recognition of Insurance Income and Related Expenses [Policy Text Block]

Recognition of Insurance Income and Related Expenses

Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

DAC and VOBA [Policy Text Block]

DAC and VOBA

DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

VOBA. VOBA, which arose from MLOA's 2004 acquisition by AXA Financial, was established in accordance with purchase accounting guidance for business combinations. VOBA is the actuarially determined present value of estimated future gross profits from insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (up to 50 years from the date of issue) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

Amortization Policy. For universal life (“UL”) products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC and VOBA are amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in shareholders' equity as of the balance sheet date.

A significant assumption in the amortization of DAC and VOBA on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC and VOBA amortization for the period. The opposite occurs when returns are lower than expected.

In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2012, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (7.37% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (13.37% net of product weighted average Separate Account fees) and 0.0% (-1.63% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. At December 31, 2012, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in seven quarters.

In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

Other significant assumptions underlying gross profit estimates for UL and investment-type products relate to contract persistency and General Account investment spread.

DAC and VOBA associated with non-participating traditional life policies, are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC and VOBA related to these policies are subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC and VOBA are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

Policyholders Account Balances and Future Policy Benefits [Policy Text Block]

Policyholders' Account Balances and Future Policy Benefits

Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

MLOA issues or has issued certain variable annuity products with a guaranteed minimum death benefit (“GMDB”) feature. MLOA also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that actual experience will be consistent with management's estimates.

For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.0% to 6.0% for life insurance liabilities and from 3.0% to 6.0% for annuity liabilities.

When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

Separate Accounts [Policy Text Block]

Separate Accounts

Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

The investment results of Separate Accounts, including unrealized gains (losses), on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of earnings (loss). For 2012, 2011 and 2010, investment results of such Separate Accounts were gains (losses) of $196 million, $(49) million and $247 million, respectively.

Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

MLOA reports the General Account's interests in Separate Accounts as other invested assets in the balance sheets.

Other Accounting Policies [Policy Text Block]

Other Accounting Policies

AXA Financial and certain of its consolidated subsidiaries, including MLOA, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.